SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2003

SUMMIT PROPERTIES INC.
(Exact name of Registrant as specified in charter)

Maryland	1-12792	56-1857807

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

309 East Morehead Street, Suite 200, Charlotte, NC 28202
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(Address of principal executive offices) (Zip code)

(704) 334-3000
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(Registrant’s telephone number, including area code)

N/A
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(Former name or former address, if changed since last report)

SIGNATURES
PRESS RELEASE ISSUED ON APRIL 29, 2003
EARNINGS SUPPLEMENT DATED APRIL 29, 2003

Item 7. Exhibits.

     (c)  Exhibits. The following exhibits are being furnished herewith:

Exhibit
Number	Title

99.1	Press release of Summit Properties Inc. issued on April 29, 2003

99.2	Earnings supplement of Summit Properties Inc. dated April 29, 2003, including (1) Statements of Earnings and Operating Statistics, (2) Balance Sheet, (3) Same-Property Operating Statistics and (4) Communities Under Construction (items (1) and (2) are included as attachments to Exhibit 99.1 hereto and incorporated by reference; items (3) and (4) are filed herewith as Exhibit 99.2)

Item 9. Regulation FD Disclosure (Information provided under Item 12 – Results of Operations and Financial Condition)

The following information is being provided under Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibits attached hereto, shall not be deemed “filed” for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

On April 29, 2003, Summit Properties Inc. issued a press release announcing its financial results for the first quarter of 2003 and an earnings supplement as referenced in the press release. Copies of Summit Properties Inc.’s press release and earnings supplement are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT PROPERTIES INC.

Date: April 29, 2003	By: /S/ Gregg D. Adzema Gregg D. Adzema Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Title

99.1	Press release of Summit Properties Inc. issued on April 29, 2003

99.2	Earnings supplement of Summit Properties Inc. dated April 29, 2003, including (1) Statements of Earnings and Operating Statistics, (2) Balance Sheet, (3) Same-Property Operating Statistics and (4) Communities Under Construction (items (1) and (2) are included as attachments to Exhibit 99.1 hereto and incorporated by reference; items (3) and (4) are filed herewith as Exhibit 99.2)